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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 16, 2005

                                 SEQUENOM, INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                     000-29101                  77-0365889
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                             3595 JOHN HOPKINS COURT
                           SAN DIEGO, CALIFORNIA 92121
                    (Address of Principal Executive Offices)

                                 (858) 202-9000
               (Registrants telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING.

     On September 16, 2004, the registrant received a notice from the Listing Qualifications Department of The Nasdaq Stock Market stating that for the last 30 consecutive business days, the bid price of the registrant's common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 4450(a)(5). The notice further states that pursuant to Nasdaq Marketplace Rule 4450(e)(2), the registrant will be provided 180 calendar days (i.e., until March 15, 2006) to regain compliance. If, at any time before March 15, 2006, the bid price of the registrant's common stock closes at $1.00 per share or more for a minimum of 10 consecutive business days, the registrant may regain compliance with Nasdaq's Marketplace Rules. The Nasdaq staff may, in its discretion, require the registrant to maintain a bid price of at least $1.00 per share for a period in excess of ten consecutive business days (but generally no more than 20 consecutive business days ) before determining that the registrant has demonstrated the ability to maintain long-term compliance.

     The notice indicates that if compliance with the minimum bid price rule is not regained by March 15, 2006, the Nasdaq staff will provide written notification that the registrant's common stock will be delisted, and at that time the registrant may appeal the staff's determination to a Listing Qualifications Panel. The notice also states that, alternatively, the registrant may apply to transfer its common stock to The Nasdaq SmallCap Market if the registrant satisfies the requirements for initial inclusion on The Nasdaq SmallCap Market, other than the minimum bid price rule, and that if the application is approved, the registrant will be afforded the remainder of the Nasdaq SmallCap Market's additional 180-day compliance period to regain compliance with the minimum bid price rule while on the Nasdaq SmallCap Market.

     The registrant will continue to monitor the bid price for its common stock and consider various options available to it if its common stock does not trade at a level that is likely to regain compliance. To maintain its listing on the Nasdaq National Market, the Company is also required, among other things, to either maintain stockholders' equity of at least $10 million or a market value of at least $50 million. While the registrant currently satisfies the stockholders' equity requirement, it may not continue to do so.

     The information contained in this current report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SEQUENOM, INC.


                                                 By:  /s/ Stephen L. Zaniboni
                                                      --------------------------
Date: September 20, 2005                              Stephen L. Zaniboni
                                                      Chief Financial Officer